PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2013
PROPERTY, PLANT AND EQUIPMENT, NET

9. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consisted of the following:

	As of December 31,
	2012	2013
Buildings	$73,261	$75,392
Vehicles	2,655	2,912
Fixtures and equipment	215,450	243,921
Building improvements	72,202	92,476

Total	363,568	414,701
Less: Accumulated depreciation	(140,402)	(183,380)

Subtotal	223,166	231,321
Construction in progress	41,215	47,933

Property, plant and equipment, net	$264,381	$279,254

Depreciation expense was $31.9 million, $39.1 million and $43.8 million for the years ended December 31, 2011, 2012 and 2013, respectively. There were no impairment charges for property, plant and equipment for the years ended December 31, 2011, 2012 and 2013, respectively. As of December 31, 2012 and 2013, the Company did not have any pledged property, plant and equipment to secure banking facilities granted to the Company.